1Q19 Financial Results April 18, 2019 Exhibit 99.2

Forward-looking statements and use of key performance metrics and non-GAAP financial measures This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements regarding potential future share repurchases and future dividends are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: Negative economic and political conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense; The rate of growth in the economy and employment levels, as well as general business and economic conditions, and changes in the competitive environment; Our ability to implement our business strategy, including the cost savings and efficiency components, and achieve our financial performance goals; Our ability to meet heightened supervisory requirements and expectations; Liabilities and business restrictions resulting from litigation and regulatory investigations; Our capital and liquidity requirements (including under regulatory capital standards, such as the U.S. Basel III capital rules) and our ability to generate capital internally or raise capital on favorable terms; The effect of changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale; Changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets; The effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; Financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; A failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber-attacks; and Management’s ability to identify and manage these and other risks. In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, and regulatory and accounting considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends. More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018. Key Performance Metrics and Non-GAAP Financial Measures and Reconciliations Key Performance Metrics: Our Management uses certain key performance metrics (KPMs) to gauge our progress against strategic and operational goals, as well as to compare our performance against peers. The KPMs are referred to in our Registration Statements on Form S-1 and our external financial reports filed with the Securities and Exchange Commission. The KPMs include: Return on average tangible common equity (ROTCE); Return on average total tangible assets (ROTA); Efficiency ratio; Operating leverage; and Common equity tier 1 capital ratio. Established targets for the KPMs are based on Management-reporting results which are currently referred to by the Company as “Underlying” results. In historical periods, these results may have been referred to as "Adjusted" or "Adjusted/Underlying" results. We believe that Underlying results, which exclude notable items, provide the best representation of our underlying financial progress toward the KPMs as the results exclude items that our Management does not consider indicative of our on-going financial performance. We have consistently shown investors our KPMs on a Management-reporting basis since our initial public offering in September of 2014. KPMs that reflect Underlying results are considered non-GAAP financial measures. Non-GAAP Financial Measures: This document contains non-GAAP financial measures denoted as Underlying results. In historical periods, these results may have been referred to as Adjusted or Adjusted/Underlying results. Underlying results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period-to-period results. The following tables present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

1Q19 GAAP financial summary See page 29 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 19.

Provision expense of $85 million was stable, with other credit metrics continuing to reflect good credit quality Overall credit quality remains strong; NPLs of 66 bps of loans decreased 2 bps QoQ and 12 bps YoY NPL coverage ratio of 160% vs. 156% in 4Q18 and 144% in 1Q18 Allowance to loans and leases of 1.06% vs. 1.06% in 4Q18 and 1.12% in 1Q18, reflecting continued improving loan mix and credit quality Generated 6% loan and deposit growth YoY Average loan yields of 4.72% improved 57 bps YoY, reflecting improved portfolio mix and the benefit of higher rates Average deposit costs remain well controlled given the competitive landscape, up 45 bps YoY; deposit betas in line with expectations; Average demand deposits relatively stable YoY Consumer Banking initiatives – 9% deposit and 3% loan growth(2) YoY; strong progress in data analytics and digital strategies as well as in enhancing customer journeys; average demand deposits up 7% YoY Commercial Banking initiatives – Strong loan growth(2) of 10% YoY; continued progress in diversifying overall fee income with record capital markets fees up 38% and record level of FX & IRP revenue up 33% YoY 1Q19 highlights Improving profitability and returns Strong capital, liquidity and funding Strong credit quality Continued progress on strategic growth, efficiency and balance sheet optimization initiatives Strong capital levels with a common equity tier 1 ratio of 10.5%; TBV per share of $29.60, up 9% from 1Q18 and 3% from 4Q18 1Q19 average deposits increased $7.0 billion, or 6% vs. 1Q18 and 2% QoQ Drove improvement in loan-to-deposit ratio with period-end ratio of 94.9%, a 1.4% improvement YoY Repurchased $200 million of common shares, and including common dividends returned $349 million to shareholders Underlying net income available to common(1) of $428 million with EPS of $0.93 up 19% YoY Underlying ROTCE(1) of 13.1% compares with 11.7% in 1Q18 and 14.1% in 4Q18 Revenue of $1.6 billion up 9% YoY and relatively stable QoQ given day count and seasonal impacts NII broadly stable QoQ as the benefit of 1.5% average loan growth was more than offset by a $20 million decrease tied to day count, up 6% YoY with average loan growth of 6% NIM of 3.25% was stable QoQ and up 4 bps YoY Noninterest income growth ex Acquisitions up 8% and Underlying noninterest expense growth ex Acquisitions up 2% YoY, reflecting the benefits of our investments in capabilities and in efficiency initiatives through TOP programs Positive operating leverage of 5.0% YoY on an Underlying basis before the impact of Acquisitions; Underlying efficiency ratio of 58.7% improved 176 bps YoY(1) See page 29 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 19.

1Q19 Underlying financial summary[1]

$s in millions	1Q19 Underlying[1]	4Q18 Underlying[1]	1Q18 Reported	1Q19 change from 4Q18 Underlying[1] %/bps	1Q19 change from 1Q18 Reported %/bps	YoY Underlying before Acquisitions[1]
Net interest income	$ 1,160	$ 1,172	$ 1,091	(1) %	6 %	↑ 6%
Noninterest income	428	426	371	—	15	↑ 8%
Total revenue	1,588	1,598	1,462	(1)	9	↑ 7%
Noninterest expense	932	906	883	3	6	↑ 2 %
Net income available to common stockholders	$ 428	$ 459	$ 381	(7) %	12 %	5.0% operating leverage
Key performance metrics[1]						
ROTCE[1]	13.1 %	14.1 %	11.7 %	(99) bps	141 bps	
Efficiency ratio[1]	59 %	57 %	60 %	197 bps	(176) bps	
Diluted EPS	$ 0.93	$ 0.98	$ 0.78	(5) %	19 %	
Tangible book value	$ 29.60	$ 28.73	$ 27.24	3 %	9 %	

Highlights

Linked quarter:

- Underlying net income available to common stockholders down 7%, and EPS of $0.93 down 5%
- NII relatively stable as 1.5% average loan growth was offset by a $20 million decrease tied to day count
- Underlying noninterest income relatively stable despite seasonality
- Underlying noninterest expense increased $26 million, driven by seasonally higher salaries and employee benefits expense

Prior-year quarter:

- Underlying net income available to common stockholders up 12% and EPS up 19%; ROTCE improved 141 bps[1]
- NII up $69 million, or 6%, reflecting 6% average loan growth and a 4 bp improvement in NIM, given higher rates and improved loan mix
- Underlying noninterest income up $57 million, or 15%[1]
  - Underlying noninterest income before Acquisitions[1] up $31 million, or 8%, largely reflecting record capital markets and FX & IRP revenues
- Underlying noninterest expense up $49 million, or 6%[1]
  - Underlying noninterest expense before Acquisitions[1] up $16 million, or 2%
  - Positive operating leverage of 3.2% on an Underlying basis and 5.0% on a Underlying basis before Acquisitions[1]

See page 29 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 19.

Citizens Financial Group, Inc.™
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Highlights Net interest income Linked quarter: NII down modestly, reflecting 1.5% average loan growth and stable NIM, partially offset by a $20 million decrease tied to day count FTE basis NIM of 3.25% was stable Reflects higher loan yields, including the benefit of higher short-term interest rates and balance sheet optimization and the benefit of day count, offset by increased deposit costs given higher short-term rates as well as an increase in securities premium amortization given lower long-term rates Prior-year quarter: NII up $69 million, or 6% Reflects 6% growth in average loans and a 4 bp improvement in NIM, partially offset by shrinkage in the securities portfolio NIM improvement reflects higher interest-earning asset yields given higher rates and continued mix shift toward more attractive risk-adjusted return portfolios, partially offset by higher funding costs and the impact of lower long-term rates on securities premium amortization Includes benefit from Balance Sheet Optimization “BSO” initiatives, which largely offset the impact of DDA migration and other deposit mix items Net interest income $s in millions, except earning assets Average interest-earning assets Net interest income Net interest margin, FTE

Underlying noninterest income(1) Highlights Linked quarter: Underlying noninterest income was up $2 million. Excluding Acquisitions, noninterest income increased $9 million, or 2%, despite seasonality(1) Record capital markets fees of $54 million were up $9 million, or 20%, driven by an increase in bond underwriting activity Service charges and fees lower by $8 million, or 6%, reflecting seasonality Mortgage banking fees before the impact of Acquisitions were higher by $2 million, or 9%; Franklin American fees were down by $14 million, reflecting the impact of lower rates on MSR valuations Higher other income reflects asset dispositions tied to balance sheet optimization and efficiency initiatives. These gains, along with securities gains, helped offset the $11 million reduction in MSR valuations largely given lower rates Prior-year quarter Underlying noninterest income up 15%; before Acquisitions(1) up 8% Record capital market fees were up $15 million, or 38%, reflecting strength in loan syndications and M&A and advisory fees and bond underwriting fees Record FX & IRP fees were up $9 million, or 33%, reflecting the benefit of investments to broaden and enhance our capabilities Letter of credit and loan fees up $3 million, or 10% Mortgage banking fees up $18 million, or 72%, driven by the impact of the FAMC acquisition; Underlying mortgage banking fees before Acquisitions(1) were relatively stable Other income up $8 million tied to BSO-related actions See page 29 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 19. See page 20 for noninterest income reported results detail. $s in millions

$s in millions Underlying noninterest expense(1) Highlights Linked quarter: Underlying noninterest expense was up $26 million, or 3% Underlying salaries and employee benefits increased $31 million, or 6%, given an increase tied to seasonally higher payroll taxes, 401(k) matching and stock-based compensation costs Underlying occupancy expense up $7 million, or 9% Underlying outside services down $10 million, or 9%, from a seasonally higher fourth-quarter level Prior-year quarter: On an Underlying basis, noninterest expense was up 6%. Excluding the impact of Acquisitions,(1) noninterest expense was up $16 million, or 2%, reflecting continued expense discipline as well as ongoing investments in growth initiatives On an Underlying basis before the impact of Acquisitions,(1) salaries and benefits up $19 million, or 4%, reflecting the impact of strategic growth initiatives Equipment and software expense up $12 million, or 11%, reflecting growth initiatives Other operating expense decreased by $10 million, or 8%, largely tied to a reduction in FDIC insurance See page 29 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 19. See page 20 for noninterest expense reported results detail and page 3 for efficiency ratio reported results. Underlying efficiency ratio(1)

Average loans and leases Highlights YoY Loan Growth á 6% á 3% á 10% Total core Total core retail Total core commercial Total core commercial loans and leases Total core retail loans (2) Linked quarter: Average core loans and leases up $1.8 billion, or 1.6% Core commercial loans up $1.4 billion, or 3%, with growth in C&I and commercial real estate, reflecting geographic and industry verticals expansion strategies, partially offset by planned reductions in commercial leases Core retail up $409 million, with growth in residential mortgage, unsecured and education, partially offset by lower home equity and planned reductions in auto Total core loan yields improved 13 bps, given the impact of continued mix shift towards higher-returning categories, and pricing discipline, as well as the benefit of higher short-term rates Prior-year quarter: Average core loans and leases up $6.9 billion, or 6% Core commercial up $5.2 billion, or 10%, with strength in C&I and commercial real estate, partially offset by the planned reductions in commercial leases Core retail loans up $1.7 billion, or 3%, reflecting strength in residential mortgage, unsecured and education, partially offset by lower home equity and planned reductions in auto Total core loan yields improved 58 bps, reflecting the continued mix shift toward higher-returning categories and the benefit of higher short-term rates See page 29 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 19.

Linked quarter: Total average deposits up $2.6 billion, or 2% Largely reflects growth in term, savings and checking with interest, partially offset by a reduction in demand deposits and money market accounts Citizens Access® raised ~$4.6 billion through quarter end with an average balance of $3.9 billion, up $1.9 billion over the quarter Total deposit costs were up 14 bps to 0.97%, reflecting higher rates and a shift in deposit mix, along with faster growth to manage down the LDR. Cost of interest bearing deposits increased 16 bps Total cost of funds increased 13 bps, which reflects a reduction in total borrowings that partially offset the impact of higher rates Prior-year quarter: Average total deposits up $7.0 billion, or 6% Reflects strength in term, savings, and checking with interest and relatively stable DDA, partially offset by lower money market accounts Total deposit costs increased 45 bps as the impact of higher rates was partially offset by growth in lower-cost categories and continued pricing discipline Total cost of funds increased 48 bps, reflecting a shift towards a more balanced mix of long-term and short-term funding and higher interest rates Average funding and cost of funds Highlights $s in billions Average interest-bearing liabilities and DDA Total long-term borrowings Fed funds, repo, ST borrowed funds Term deposits Checking with interest DDA Money market & savings

Strong credit-quality trends continue $s in millions (1) Nonperforming loans Allowance for loan and lease losses Highlights Provision for credit losses, net charge-offs Provision for credit losses Total net c/os Net c/o ratio Core c/o ratio Overall credit quality remains strong, reflecting growth in lower-risk retail portfolios and a relatively stable risk profile in commercial NPLs to total loans and leases ratio of 0.66% improved from 0.68% in 4Q18 and 0.78% in 1Q18 NPLs of $780 million decreased 2% from 4Q18 and 10% from 1Q18; commercial NPLs down 23% and retail down 4% YoY Net charge-offs were up modestly by $4 million QoQ; As an increase in CRE from low 4Q18 levels that reflected higher recoveries was largely offset by a decrease in the retail real-estate secured portfolios Provision for credit losses of $85 million was relatively stable with 4Q18 and 1Q18 levels Allowance to total loans and leases of 1.06% remained relatively stable Allowance to NPL coverage ratio improved to 160% from 156% in 4Q18 and 144% in 1Q18 See page 29 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 19.

Capital levels remain at the higher end of the range for regional peers 1Q19 CET1 ratio of 10.5% down 11 bps compared with 4Q18 driven by capital actions, acquisitions and RWA growth(1) LDR of 94.9% compares with 97.6% in 4Q18 Fully compliant with LCR(2) 2018 CCAR plan reflects further commitment towards prudent return of capital During 1Q19, repurchased 5.8 million shares of common stock at a weighted-average price of $34.34, and, including common dividends, returned $349 million to shareholders During 1Q19, issued $300 million of preferred stock Capital and liquidity remain strong Highlights Capital Ratio trend(1) Loan-to-deposit ratio(3) See page 29 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 19.

1Q19 Strategic initiatives update

Balance Sheet Optimization		▪ Grow more attractive risk-adjusted return portfolios	▪ NIM up 4 bps YoY with benefit driven by BSO efforts, largely offset by impact of DDA migration and other deposit mix items ▪ Core education, personal unsecured and merchant financing up 17% YoY; average retail non-core loans down 24% YoY ▪ Industry Verticals loans up 18% YoY; asset finance and franchise finance loans down 8% and 7% YoY, respectively
		▪ Reposition select portfolios	▪ Optimizing auto and leasing portfolios – both down 7% YoY; core yields up 57 bps and 26 bps YoY, respectively
		▪ Optimize deposit mix	▪ Targeting increased DDA and lower-cost deposits; average Consumer DDA balances up 3% YoY before Acquisitions[1]
Fee growth	Consumer	▪ Enhance Mortgage platform	▪ 1Q19 conforming mix improved to 81% from 45% in 1Q18; accelerating cost savings initiatives
		▪ Expand Wealth	▪ Managed money revenue up 4% and financial advisors up 5% YoY
	Commercial	▪ Expand Capital & Global Market capabilities	▪ FX and interest rate products revenue up 33% YoY; Capital Markets up 38% YoY, reflecting our stronger market position with a more integrated Western Reserve Partners platform
		▪ Build out Treasury Solutions	▪ Piloting accessOPTIMA™, a new real-time treasury management platform to manage cash flow
Foundational		▪ TOP V program efficiency & revenue initiatives estimated annualized pre-tax benefit by end of 2019 increased by $5 million to ~$95-$105 million	
		▪ Leveraging APIs, cloud, advanced analytics and Lean and Agile principles; exploring opportunities for deployment of AI, machine learning and robotics technologies and more efficient operating models	
Capital		▪ Continue capital normalization — Returned $349 million to common shareholders in 1Q19, including dividends and share repurchases, declared quarterly dividend of $0.32, up 45% from year-ago quarter	

Strategic & business highlights

Group

Citizens ranked in the top 30% of Forbes 2019 list of America's Best Employers for Diversity

Consumer

- Launched new digital mortgage application and home buying platforms
- Several new merchant financing partnerships agreed and expected to be announced in 2Q19
- Opened new Banking and Wealth Center in downtown Boston
- Continued progress with Citizens Access®; $4.6 billion raised

Commercial

- Acquired Bowstring Advisors, adding expertise in healthcare, technology and business services; more than doubles our M&A advisory business to ~60 professionals
- Treasury Management broadened capabilities with launch of Real Time Payments and expansion of international payment capabilities
- Southeast expansion strategy continues to drive strong client acquisition and commercial loan growth

See page 29 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 19.

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2Q19 outlook Net interest income, net interest margin Noninterest expense Credit trends, tax rate 2Q19 Underlying outlook (includes the impact of acquisitions and excludes expected notable items) Capital Noninterest income $932 million $85 million provision expense 22.4% effective tax rate 1Q19 Underlying results(1) 10.5% CET1 ratio $428 million $117.6 billion average loans 3.25% NIM Flat to up 1% Provision expense $95-$105 million Tax rate broadly stable Broadly stable Up mid-single digits Average loans up ~0.5% NIM stable to down slightly in 2Q19; gradual rise in 2H19 See page 29 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 19.  Broadly reaffirm full-year outlook

Key messages Citizens 1Q19 results highlight disciplined execution and continued momentum Delivered EPS growth of 18% YoY, 19% on Underlying basis(1) 13.0% ROTCE, 13.1% on Underlying basis(1) 59.0% efficiency ratio, 58.7% on Underlying basis(1) Operating leverage of 2.6% YoY, 5.0% on Underlying basis before Acquisitions(1) Continuing to execute well on TOP programs Capital and credit position remains robust 10.5% CET1 ratio permits strong loan growth and attractive returns to shareholders(2) Credit quality remains excellent Remain focused on growing more attractive risk-adjusted return portfolios and controlling deposit costs Good progress across the board in delivering strategic initiatives Seeing good momentum in newly launched and acquired businesses including Citizens Access® and Clarfeld Financial Advisors; further built out M&A advisory capabilities through the acquisition of Bowstring Advisors In Consumer, continuing to focus on data analytics, digital strategy, deepening relationships with target segments, positioning our distribution for the future, and delivering on customer journeys and simple experiences In Commercial, continuing to focus on adding and scaling new products, capabilities, and technology platforms, enhancing coverage intensity, delivering in an efficient and client-centric manner, and optimizing the balance sheet and driving fee income Continue to compete effectively against money center banks and regional peers Record fees in Capital Markets and FX/IRP; continue to grow mass affluent/affluent consumer households Focusing on strategic cost transformation program that will ensure continued operating leverage while improving capabilities and providing funding for further strategic growth investments See page 29 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 19.

Appendix

Making consistent progress against our financial targets Adjusted/ Underlying efficiency ratio(1) ~14 – 16% Key Indicators Adjusted/ Underlying ROTCE(1) EPS Adjusted/ Underlying diluted EPS(1) Common equity tier 1 ratio(2) (3) Underlying results(1) Reported results(1) Adjusted results(1) Jan 2019 Medium-term targets ~54% ~10% See page 29 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 19. 13.8%

Year-over-Year results Pre-provision profit $s in millions Return on average total tangible assets Net income available to common shareholders and EPS $s in millions, except per share data Return on average tangible common equity Period-end loans $s in billions Period-end deposits $s in billions á 6% á 7% á 13% Underlying results (1) á 9 bps á 141 bps $0.93 á 19% á 12% $0.78 $0.92 See page 29 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 19. $381 Reported results

Notable Items(1) Several items have been excluded from reported results to better reflect Underlying operating results.(1) First quarter 2019 and third and fourth quarter 2018 results reflect notable items related to integration costs primarily tied to the August 1, 2018 Franklin American Mortgage Company (“FAMC”) acquisition which have been excluded from reported results to better reflect Underlying operating results.(1) Cumulative after-tax integration costs related to FAMC were $21 million through the end of first quarter 2019. Total estimated after-tax FAMC integration costs are expected to be in the $30-$45 million range, with completion targeted by year-end 2019. Subsequent to the closing of the FAMC acquisition, the Company revised its estimate of the related total goodwill and gross intangibles to $67 million which is $28 million lower than the initial estimate. Additionally, fourth quarter 2018 reported results included the impact of a further benefit resulting from December 2017 Tax Legislation partially offset by other notable items, primarily associated with TOP and real estate efficiency initiatives. First quarter 2018 results included no notable items. See page 29 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items as described above.

Reported noninterest income and noninterest expense summary $s in millions

Key performance metrics, Non-GAAP financial measures and reconciliations $s in millions, except share, per share and ratio data

Key performance metrics, Non-GAAP financial measures and reconciliations $s in millions, except share, per share and ratio data

Key performance metrics, Non-GAAP financial measures and reconciliations $s in millions, except share, per share and ratio data

Key performance metrics, Non-GAAP financial measures and reconciliations $s in millions, except share, per share and ratio data

Key performance metrics, Non-GAAP financial measures and reconciliations $s in millions, except share, per share and ratio data

Key performance metrics, Non-GAAP financial measures and reconciliations $s in millions, except share, per share and ratio data

Key performance metrics, Non-GAAP financial measures and reconciliations – Underlying excluding Acquisitions $s in millions, except share, per share and ratio data

Key performance metrics, Non-GAAP financial measures and reconciliations – Underlying excluding Acquisitions 28 $s in millions, except share, per share and ratio data

Notes

Notes on Key Performance Metrics and Non-GAAP Financial Measures

See important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliations to GAAP financial measures. "Underlying" or "Adjusted" results exclude the impact of notable items. Where there is a reference to Underlying results in a paragraph or table, all measures that follow these references are on the same basis, when applicable. References to "Underlying results before the impact of Acquisitions" exclude the impact acquisitions that occurred after second quarter 2018 and notable items, as applicable.

1Q19 after-tax notable items include the $4 million after-tax impact of notable items primarily tied to the integration of FAMC. 4Q18 after-tax notable items include the $29 million impact of a further benefit resulting from December 2017 Tax Legislation, partially offset by other notable items primarily associated with our TOP V efficiency initiatives, as well as the $12 million after-tax impact of other notable items associated with the FAMC integration. 3Q18 reported results reflect the $7 million after-tax impact of notable items associated with the FAMC integration. 4Q17 after-tax notable items reflect a $10 million gain on a TDR portfolio sale offset by $11 million of other notable items ("TDR Transaction II") and a $331 million benefit relating to the December 2017 Tax Legislation, partially offset by $13 million of other notable items. Full- year 2017 notable items also include the 1Q17 $23 million benefit related to the settlement of certain state tax matters and reclassify 2Q17 results for the pre-tax impact of $26 million of lease asset impairments to reflect their credit-related impact.

General Notes

a) References to net interest margin are on a fully taxable equivalent ("FTE") basis. In 1Q19, Citizens changed its quarterly presentation of net interest income and net interest margin (NIM). Consistent with our understanding of general peer practice, the Company simplified the calculation of its reported NIM to equal net interest income, annualized based on the actual number of days in the period, divided by average total interest earning assets for the period. Under the Company's prior methodology, NIM was calculated using the difference between the annualized yield on average total interest-earning assets and total interest-bearing liabilities for the period. The Company also began presenting both net interest income and NIM on an FTE basis. Prior periods have been revised consistent with the current presentation.
b) Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation.
c) References to "Underlying results before the impact of Acquisitions" exclude the impact of acquisitions occurring after 2Q18 and notable items, as applicable.
d) Throughout this presentation, references to consolidated and/or commercial loans and loan growth include leases. Loans held for sale are also referred to as LHFS.
e) Select totals may not sum due to rounding.
f) Current period regulatory capital ratios are preliminary.
g) Any mention of EPS refers to diluted EPS.
h) Throughout this release, references to loan growth are on an average basis and exclude loans held for sale unless otherwise noted.

Notes on slide 3- GAAP financial Summary

1) See above note on key performance metrics **and non-GAAP financial measures**
2) See above general note a)
3) In 3Q18, we revised our method of calculating the loan-to-deposit ratio to exclude loans held for sale, consistent with general industry practice. Prior periods have been adjusted to conform with current period presentation. Loan-to-deposit ratio is period end.
4) Full-time equivalent employees.

Notes on slide 4 - Highlights

1) See above note on key performance metrics **and non-GAAP financial measures**
2) See above general note h)

Notes on slide 5 - Underlying financial summary

1) See above note on key performance metrics **and non-GAAP financial measures**

Notes on slide 7 - Underlying noninterest income

1) See above note on key performance metrics **and non-GAAP financial measures**

Notes on slide 8 - Underlying noninterest expense

1) See above note on key performance metrics **and non-GAAP financial measures**

Notes on slide 9 - Average loans and leases

1) See above general note e)
2) Non-core loans are primarily liquidating loan and lease portfolios inconsistent with our strategic priorities, generally as a result of geographic location, industry, product type or risk level and are included in Other.

Notes on slide 11 - Strong credit-quality trends continue

1) Allowance for loan and lease losses to nonperforming loans and leases.

Notes on slide 12 - Capital and liquidity remain strong

1) Current reporting period regulatory capital ratios are preliminary.
2) Based on the September 2014 release of the U.S. version of the Liquidity Coverage Ratio (LCR). Note that as a modified LCR company, the company's minimal LCR requirement is 100% as of January 2017.
3) Period-end loan-to-deposit ratio, excluding loans held for sale.

Notes on slide 14 - Outlook

1) See above note on key performance metrics **and non-GAAP financial measures**

Notes on slide 15 - Key messages

1) See above note on key performance metrics **and non-GAAP financial measures**
2) Current reporting period regulatory capital ratios are preliminary.

Notes on slide 17 - Making consistent progress against our financial targets

1) See above note on key performance metrics **and non-GAAP financial measures**
2) Common equity tier 1 ("CET1") capital under Basel III replaced tier 1 common capital under Basel I effective January 1, 2015.
3) Commencement of separation effort from RBS.

Notes on slide 18 - Year-over-Year results

1) See above note on key performance metrics **and non-GAAP financial measures**

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